SCHEDULE 14A INFORMATION
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                          CADENCE RESOURCES CORPORATION
                (Name of Registrant as Specified in Its Charter)


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                          CADENCE RESOURCES CORPORATION
                               6 East Rose Street
                              Walla Walla, WA 99362

                                 ---------------


Dear Shareholder:

         We are writing to you to clarify that the annual meeting of shareholders of Cadence Resources Corporation will take place on Tuesday, April 20, 2004. The Notice of Annual Meeting previously provided to you inadvertently indicated that the annual meeting was on a Wednesday.


                                                     John P. Ryan
                                                     Chief Financial Officer

Dated: April 7, 2004